EXHIBIT 10.15

                              DEBTOR-IN-POSSESSION
                           LOAN AND SECURITY AGREEMENT

     THIS DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT (the "Agreement") is hereby made and executed as of the 5th day of July, 2001, by and between R1 FRANCHISE SYSTEMS L.L.C. (SUCCESSOR IN INTEREST TO RANCH *1 ACQUISITION L.L.C.), AN ARIZONA LIMITED LIABILITY COMPANY ("Lender") and RANCH *1, INC., A DELAWARE CORPORATION, together with each affiliated entity identified on SCHEDULE 1.2, attached (collectively referred to as "Borrower"). For present, fair consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to Bankruptcy Court approval in the Reorganization Case (as defined below), the parties hereto hereby agree as follows:

                                    RECITALS

     A. Borrower is the debtor and debtor-in-possession in one or more Chapter 11 bankruptcy cases (collectively, the "Reorganization Case") pending in the United States Bankruptcy Court for the Southern District of New York, as shown on SCHEDULE 1.2.

     B. Borrower desires to establish certain post-petition, debtor-in-possession ("DIP") financing arrangements with and borrow funds from Lender, and Lender is willing to establish such arrangements for and make DIP loans and extensions of credit to Borrower, on the terms and conditions set forth below (subject to the approval of the Bankruptcy Court).

     C. The ability of Borrower to obtain the DIP financing provided under this Agreement is of material benefit to Borrower. Without access to the DIP financing provided under this Agreement, it is not likely that Borrower will be able to reorganize successfully in its Reorganization Case.

     NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

     In addition to the capitalized terms defined above, whenever used in this Agreement, unless another meaning is expressly indicated, the following defined terms shall have the meanings ascribed to them below, all of which definitions shall be substantive terms of this Agreement:
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     SECTION 1.1  ACCOUNT.  "Account"  means all of the  following,  whether now existing or arising in the future: (a) accounts receivable, including Royalties and related fees due from Franchisees of Borrower, and any and all instruments, documents, contract rights, chattel paper, general intangibles relating to such accounts receivable acquired by Borrower from third parties or created by Borrower, including, without limitation, all accounts acquired by, created by, or arising from all of the Borrower's sales of goods or rendition of services to its respective customers, and all accounts acquired through or arising from sales of goods or rendition of services made under any of the Borrower's respective trade names or styles; (b) unpaid seller's rights (including rescission, replevin, reclamation, and stoppage in transit) relating to the foregoing or arising therefrom; (c) rights to any goods represented by any of the foregoing, including rights to returned or repossessed goods; (d) reserves and credit balances arising thereunder; (e) guarantees or collateral for any of the foregoing; (f) insurance policies or rights relating to any of the foregoing; and (g) cash and noncash proceeds of any and all of the foregoing.

     SECTION 1.2 ACCOUNT DEBTOR. "Account Debtor" means any Person obligated on any Account of Borrower.

     SECTION 1.3 ADDITIONAL LEASE. "Additional Lease" has the meaning set forth in Section 4.23.

     SECTION 1.4 ADVANCE. "Advance" means any advance made under the Loan.

     SECTION 1.5 AFFILIATE. "Affiliate" means, with respect to a specified Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, including without limitation its stockholders and any Affiliates thereof. A Person will be deemed to control a corporation or other entity if the Person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise.

     SECTION 1.6 AGREEMENT. "Agreement" means this Debtor-In-Possession Loan and Security Agreement, as it may be amended or supplemented from time to time.

     SECTION 1.7 APPROVAL DATE. "Approval Date" means the date of the entry of the Bankruptcy Court Order on the Bankruptcy Court's docket.

     SECTION 1.8 BANKRUPTCY CODE. "Bankruptcy Code" means 11 U.S.C.ss.ss.101, ET SEQ. as amended from time to time.

     SECTION 1.9 BANKRUPTCY COURT. "Bankruptcy Court" or "Court" means the United States Bankruptcy Court for the Southern District of New York.

     SECTION 1.10 BANKRUPTCY COURT ORDER. "Bankruptcy Court Order" means the following as applicable at any particular time: the First Interim Order, the Second Interim Order and the Final Order entered by the Bankruptcy Court approving this Agreement and the Loan hereunder. The Bankruptcy Court Order shall expressly provide that (i) the Bankruptcy Court's approval of this Agreement shall include approval of all fixed fees and costs payable to Lender

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hereunder  such that (a) no further court  approval of such fixed fees and costs shall be  necessary,  and (b) such fees and costs  shall be paid by  Borrower to
Lender  in  the  time  and  manner  provided   herein;   and  (ii)  neither  the
professionals employed by Lender in connection with the Loan nor the fees and costs charged by such professionals shall be subject to any of the provisions of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, and/or local
bankruptcy   rules  or  orders   concerning  or  governing  the   employment  or
compensation of professionals; PROVIDED, HOWEVER, THAT the amount of such professional fees shall, if disputed by Borrower or the Committee, be subject to the approval of the Bankruptcy Court as being reasonable, PROVIDED, FURTHER, THAT pending resolution of any dispute, any undisputed fees shall be paid in the time and manner provided herein.

     SECTION 1.11 BASE RATE. "Base Rate" means a rate of interest equal to twelve and one-half percent (12.5%) per annum.

     SECTION 1.12 BORROWED MONEY. "Borrowed Money" means any obligation to repay money, any indebtedness evidenced by notes, bonds, debentures or similar obligations, any obligation under a conditional sale or other title retention agreement and the net aggregate rentals under any lease which under generally accepted accounting principles would be capitalized on the books of Borrower or which is the substantial equivalent of the financing of the property so leased.

     SECTION 1.13 BORROWER. "Borrower" has the meaning set forth in the Preamble. Unless otherwise expressly stated and agreed, Borrower is acting hereunder and pursuant to all orders approving or otherwise relating to this Agreement, in all of its capacities, including acting on its own behalf, and as the debtor-in-possession representative of its estate, in the Reorganization Case.

     SECTION 1.14 BUDGET. "Budget" has the meaning set forth in Section 2.6.

     SECTION 1.15 BUSINESS DAY. "Business Day" means any day on which financial institutions are open for business in the State of Arizona, excluding Saturdays and Sundays.

     SECTION 1.16  CARVE-OUT.  "Carve-Out"  has the meaning set forth in Section
9.1.

     SECTION 1.17 CLOSING; CLOSING DATE. "Closing" and "Closing Date" have the meanings set forth in Section 5.12.

     SECTION 1.18 COLLATERAL. "Collateral" has the meaning set forth in Section 3.1.

     SECTION 1.19 SECTION 1.19 COMMITTEE. "Committee" has the same meaning set forth in the Final Order.

     SECTION 1.20 DEFAULT RATE. "Default Rate" means a rate per annum equal to five percent (5%) above the Base Rate.

     SECTION 1.21 DIP. "DIP" has the meaning set forth in Recital B above.

     SECTION 1.22 EARLY TERMINATION FEE. "Early Termination Fee" has the meaning set forth in Section 2.4.

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     SECTION 1.23 EMERGENCY LOAN AMOUNT. "Emergency Loan Amount" has the meaning set forth in Section 2.1.

     SECTION 1.24 EVENT OF DEFAULT. "Event of Default" and "Events of Default" have the meanings set forth in Article 8.

     SECTION 1.25 EXAMINER. "Examiner" means the examiner appointed by the Bankruptcy Court in the Reorganization Case while such appointment is effective and such examiner is serving.

     SECTION 1.26 FILING DATE. "Filing Date" means the date on which the Reorganization Case was filed with the Bankruptcy Court.

     SECTION 1.27 FIRST INTERIM ORDER. "First Interim Order" means the order entered by the Bankruptcy Court, on an emergency basis and pending a second interim hearing on approval of this Agreement and the Loan hereunder, which order is in form and substance wholly satisfactory to Lender, which allows and authorizes Borrower to borrow from Lender an amount up to $220,000.00 and which shall provide to Lender, among other things, the liens, fees and administrative claims contemplated by this Agreement.

     SECTION 1.28 FINAL ORDER. "Final Order" means an order entered by the Bankruptcy Court approving this Agreement and the Loan hereunder on a final basis, which Final Order is in form and substance wholly acceptable to Lender.

     SECTION 1.29 FRANCHISE AGREEMENTS. "Franchise Agreements" means all franchise agreements, area development agreements and similar agreements by and between Borrower as franchisor and one or more third parties as franchisee, and/or area developer, including without limitation those shown on SCHEDULE 4.22, attached.

     SECTION 1.30 FRANCHISEES. "Franchisees" shall mean the franchisees under the Franchise Agreements and the area developers under the area development agreements.

     SECTION 1.31 HIGHEST LAWFUL RATE. "Highest Lawful Rate" means the maximum lawful rate of interest referred to in Section 2.7 that may accrue pursuant to this Agreement.

     SECTION 1.32 INTERIM ORDERS. "Interim Orders" shall mean the First Interim Order and the Second Interim Order.

     SECTION 1.33 LEASES. "Leases" has the meaning set forth in Section 4.23.

     SECTION 1.34 LENDER. "Lender" has the meaning set forth in the Preamble.

     SECTION 1.35 LENDER INITIATED FRANCHISEES. "Lender Initiated Franchisees" has the meaning set forth in the Bankruptcy Court Order.

     SECTION 1.36 LOAN. "Loan" has the same meaning as Loan set forth in Section 2.1(a).

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     SECTION 1.37 LOAN  DOCUMENTS.  "Loan  Documents"  means and  includes  this
Agreement, the Note and each and every other document now or hereafter executed and/or delivered in connection with this Agreement, as any of them may be amended, modified, or supplemented from time to time.

     SECTION 1.38 LOAN MANAGEMENT FEE. "Loan Management Fee" has the meaning set forth in Section 2.4.

     SECTION 1.39 LOAN ORIGINATION FEE. "Loan Origination Fee" has the meaning set forth in Section 2.4.

     SECTION 1.40 MAXIMUM LOAN AMOUNT. "Maximum Loan Amount" has the meaning set forth in Section 2.1(a).

     SECTION 1.41 NOTE. "Note" has the meaning set forth in Section 2.1(c).

     SECTION  1.42  OBLIGATIONS.  "Obligations"  has the  meaning  set  forth in
Section 3.1.

     SECTION 1.43 PERMITTED LIENS. "Permitted Liens" means: (a) liens for taxes not delinquent, or which are being contested in good faith and by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves have been made (provided that such proceedings do not, in Lender's sole discretion, involve any substantial danger of the sale, loss or forfeiture of such property or assets or any interest therein); and (b) those liens and encumbrances, if any, identified SCHEDULE 1.39, attached.

     SECTION 1.44 PERSON. "Person" means an individual, partnership, corporation, trust, joint venture, joint stock company, limited liability company, association, unincorporated organization, governmental authority, or any other entity, and includes, without limitation, the Borrower, any affiliates of the Borrower, any statutory committee, trustee, examiner or other estate representative of any type appointed in or in connection with the Reorganization Case, and any other party-in-interest in the Reorganization Case.

     SECTION 1.45 PLAN EXPIRATION DATE. shall mean the seventy-fifth (75th) day after the Closing Date.

     SECTION  1.46 SALE  MOTION.  "Sale  Motion"  has the  meaning  set forth in
Section 2.8.

     SECTION 1.47 PLAN OF REORGANIZATION. "Plan of Reorganization" means any plan of reorganization filed pursuant to Chapter 11 of the Bankruptcy Code by the Borrower, by any Affiliate of the Borrower, or by any other party in interest in the Reorganization Case.

     SECTION 1.48 REORGANIZATION CASE. "Reorganization Case" has the meaning set forth in Recital A above.

     SECTION 1.49 ROYALTIES. "Royalties" shall mean all royalties, marketing and advertising fees, development fees, and all other amounts payable to Borrower under its Franchise Agreements with Franchisees.

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     SECTION 1.50 SALES DOCUMENTS.  "Sales  Documents" has the meaning set forth in Section 3.1.

     SECTION 1.51 SECOND INTERIM ORDER. "Second Interim Order" means the order entered by the Bankruptcy Court, on an emergency basis and pending a final hearing on approval of this Agreement and the Loan hereunder, which order is in form and substance wholly satisfactory to Lender, which allows and authorizes Borrower to borrow from Lender an amount up to $500,000.00 (inclusive of the amounts authorized pursuant to the First Interim Order) and which shall provide to Lender, among other things, the liens, fees and administrative claims contemplated by this Agreement.

     SECTION 1.52 TERM. "Term" has the meaning set forth in Section 2.8.

                                   ARTICLE 2
                                      LOAN

     SECTION 2.1 TERMS.

          (a) All amounts of credit extended by Lender to Borrower hereunder are collectively referred to herein as the "Loan". The maximum aggregate principal amount of credit extended by Lender to Borrower hereunder that will be outstanding at any time prior to entry of the Final Order is FIVE HUNDRED THOUSAND and No/100 Dollars ($500,000.00) (the "Emergency Loan Amount"). Following the Closing, provided there exists no Event of Default and all terms and conditions of this Agreement are met, Lender will advance funds to Borrower according to the schedule attached as EXHIBIT B. The maximum aggregate principal amount of credit extended by Lender to Borrower hereunder at any time after entry of the Final Order (including the Emergency Loan Amount) is TWO MILLION DOLLARS ($2,000,000.00) (the "Maximum Loan Amount").

          (b) The Loan will include sums advanced and other credit extended by Lender to or for the benefit of Borrower from time to time under this Article 2 up to (i) after entry of the Interim Orders and the satisfaction of all other terms and conditions in this Agreement but prior to the entry of the Final Order, the Emergency Loan Amount; and (ii) after the entry of the Final Order, the Maximum Loan Amount. The outstanding principal balance of the Loan may be increased by future advances and other extensions of credit to or for the benefit of Borrower, and will be due and payable in full upon the expiration of the Term. This Loan will not revolve. All payments made to Lender, whether voluntary or required by the terms of this Agreement, will not be available for subsequent Advances.

          (c) At Closing and on the date of each Advance, Borrower will execute and deliver to Lender one or more promissory notes evidencing Borrower's unconditional obligation to repay Lender for the Loan and other extensions of credit made under the Loan, in the form of EXHIBIT A to this Agreement (the "Note"), dated the date hereof, payable to the order of Lender in accordance with the terms thereof. The Note will bear interest from the date thereof until repaid, with interest payable monthly in arrears, on any and all amounts outstanding under, or as a result of the Loan, on the first Business Day of each month, at a rate per annum (on the basis of the actual number of days elapsed

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over a year of 360  days)  equal  to the  Base  Rate,  provided  that  upon  the occurrence and during the continuance of an Event of Default such rate will be equal to the Default Rate. Each Advance and other extension of credit will be deemed evidenced by the Note, which is deemed incorporated by reference herein and made a part hereof.

     SECTION 2.2 LOAN ADMINISTRATION. Borrowings under the Loan will be as follows:

          (a) A request for an Advance under the Loan will be made, or will be deemed to be made, in the following manner: Borrower may give Lender notice of its intention to borrow, in which notice Borrower will specify the amount of the proposed borrowing and the proposed borrowing date, not later than 2:00 p.m. Phoenix, Arizona time three (3) Business Days prior to the proposed borrowing date; PROVIDED, HOWEVER, THAT Lender will have no obligation to fund any such request made at a time when an Event of Default has occurred and is continuing or a condition precedent to the Advance has not been met, and, PROVIDED, further Advances (after the Emergency Loan Amount) will not be made more frequently than on 30 day intervals and will not be made in amounts greater than $250,000.00.

          (b) Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Advance requested, or deemed to be requested, by wire transfer to an account specified by Borrower.

          (c) All Advances and other extensions of credit to or for the benefit of Borrower will constitute a single general Obligation of Borrower, and will be secured by Lender's lien upon all of the Collateral.

          (d) Lender will enter all Advances as debits to a loan account in the name of Borrower and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower under this Agreement. Payments on the Loan will be made as provided herein and/or in the Note. Unless applied otherwise in Lender's sole discretion, payments made by Borrower to Lender in respect of the Loan will be applied first to fees, costs, and expenses due and owing under the Loan Documents, then to interest due and owing under the Loan Documents, and then to principal outstanding with respect to the Loan.

          (e) Lender will account to Borrower on a regular basis (but not more frequently than monthly) with a statement of Advances, charges and payments made pursuant to this Agreement, and such account rendered by Lender will be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within ten (10) days of the date each accounting is transmitted by facsimile to Borrower. Such notice will be deemed an objection only to those items specifically objected to therein.

     SECTION 2.3 (INTENTIONALLY OMITTED).

     SECTION 2.4 FEES.

          (a) Borrower unconditionally agrees to pay to Lender a non-refundable loan origination fee in the amount of $25,000.00, due and payable on the entry of the Emergency Order.

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          (b) For so long as any portion of the Loan remains  outstanding and/or is available to Borrower, Borrower unconditionally will pay to Lender a monthly loan management fee (the "Loan Management Fee") equal to $20,000.00 payable to the Lender solely from the proceeds, if any, of the Borrower's share of initial franchise fees paid by Lender Initiated Franchisees. The Loan Management Fees due to the Lender shall begin to accrue from July 5, 2001. The payment of the Loan Management Fee shall be in addition to the commissions and fees payable to the Lender on account of the Lender Initiated Franchisees.

          (c) Borrower unconditionally promises to pay to Lender a fee equal to five percent (5%) of the Maximum Loan Amount if Lender terminates this Agreement upon or after the occurrence of an Event of Default, if this Agreement terminates as provided in Section 2.8(c), or if Borrower shall terminate this Agreement effective prior to the end of the Term, which fee shall be due and payable upon the termination of this Agreement (the "Early Termination Fee"); PROVIDED, HOWEVER, the Borrower shall not be obligated to pay the Early Termination Fee in the event that, on or before the Plan Expiration Date, the Borrower files a plan of reorganization which is not satisfactory to the Lender (in the Lender's sole discretion), unless (i) such plan fails to pay the Lender the full amount of the DIP Liabilities, or (ii) such plan is premised upon the Borrower's obtaining funding from an alternative lender, funder or acquirer or the sale of substantially all of the Borrower's assets to a third party not affiliated with Lender.

          (d) Borrower unconditionally promises to pay to Lender a commitment fee in the amount of one fourth of one percent (.25%) per annum of the average daily unused portion of the Maximum Loan Amount (the portion which has not been Advanced), which fee shall be due and payable and non-refundable monthly in arrears on the first Business Day of each successive calendar month.

     SECTION 2.5 PAYMENTS. Principal and all other amounts payable on account of the Loan will be payable by Borrower to Lender immediately upon the earliest of
(i) the occurrence of an Event of Default in consequence of which the Loan and the maturity of the payment of the Obligations are accelerated, (ii) the termination of this Agreement pursuant to Section 2.8(c) hereof, or (iii) the end of the Term. Interest accrued on the Loan will be paid on the earliest of
(i) the first Business Day of each month (for the immediately preceding month), with interest computed on the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which the Loan and the maturity of the payment of the Obligations are accelerated, or (iii) the termination of this Agreement pursuant to Section 2.8 hereof. Except to the extent otherwise set forth in this Agreement, all payments of principal and of interest on the Loan, all other charges and any other obligations of Borrower hereunder will be made to Lender in immediately available funds.

     SECTION 2.6 USE OF PROCEEDS. Except as otherwise expressly provided in this Agreement and in the Bankruptcy Court Order, the proceeds of Lender's advances under the Loan will be used solely for: working capital and payment of essential post-petition operating and administrative expenses, all strictly in accordance with the operating budget of Borrower (the "Budget") as set forth on SCHEDULE 2.6, attached, and as set forth on EXHIBIT B.

     SECTION 2.7 INTEREST RATE LIMITATION. The parties intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated hereby would be

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usurious under such laws, then  notwithstanding  any other provision hereof: (i)
the aggregate of all interest that is contracted for, charged, or received under this Agreement or under any other Loan Document will not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess will be promptly credited to Borrower by Lender (or, to the extent that such consideration will have been paid, such excess will be promptly refunded to Borrower by Lender); (ii) neither Borrower nor any other Person now or hereafter liable hereunder will be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and
(iii) the effective rate of interest will be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender will, to the extent permitted by applicable law, be allocated throughout the full term of the Notes until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under the Notes exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Agreement will be limited, notwithstanding anything to the contrary herein, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate will not reduce the interest to accrue pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Notes had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Agreement under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Notes had been in effect, then Borrower agrees to pay to Lender an amount equal to the difference between (i) the lesser of (x) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (y) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (ii) the amount of interest accrued in accordance with the other provisions of this Agreement.

     SECTION 2.8 TERM.

          (a) Subject to Lender's right to cease making Advances to Borrower upon or after any Event of Default has occurred and is continuing, and subject to earlier termination as provided below in this Section 2.8, this Agreement will be in effect for a period equal to the EARLIER of one (1) year from the Closing Date OR the effective date of a Plan of Reorganization (the "Term"); and, in the absence of any Event of Default, this Agreement may be renewed thereafter upon the mutual written agreement of the parties.

          (b)  Notwithstanding  anything  herein  to the  contrary,  subject  to
Section 2.8(d) hereof, Lender may terminate this Agreement upon or after the occurrence and during the continuance of an Event of Default, or if Borrower fails to file a Plan of Reorganization within seventy five (75) days after the Closing, which is approved by Lender (in Lender's sole discretion) and which, once filed, is not amended or withdrawn without the prior written consent of Lender, which consent may be withheld in Lender's sole discretion (the "Approved Plan").

          (c) This Agreement also will terminate immediately and automatically upon the occurrence of any of the following:

               (i) The appointment of a trustee in the Reorganization Case;

               (ii) The dismissal of the Reorganization Case or the conversion of the Reorganization Case from a Chapter 11 proceeding to a Chapter 7 proceeding;

               (iii) Without the prior written consent of Lender, the granting, by stipulation or otherwise, of relief from the automatic stay of Bankruptcy Code Section 362(a), in favor of a party other than Lender which asserts a lien or security interest in any of the Collateral;

               (iv) The entry of an Order in the Reorganization Case which authorizes (under Bankruptcy Code Sections 105 or 364, or otherwise) the granting of a lien or security interest in any of the Collateral in favor of any party other than Lender which is not approved expressly in writing by Lender, which approval may be withheld in Lender's sole and absolute discretion;

               (v) The modification, rescission, reversal, termination, stay or other change in the form, substance or effectiveness of the Bankruptcy Court Order which is not approved in writing by Lender, which approval may be withheld in Lender's sole and absolute discretion, or the entry of any order that in Lender's sole opinion adversely affects the rights, interests and/or protections of Lender under the Loan or this Agreement; or

               (vi) The modification, termination or subordination of any of Lender's liens on the Collateral which is not approved in writing by Lender, which approval may be withheld in Lender's sole and absolute discretion.

          (d) All of the Obligations will be immediately due and payable upon the termination of this Agreement; PROVIDED, HOWEVER, notwithstanding anything to the contrary contained herein, including Section 8.6(l), (i) in the event the Borrower fails to file a plan of reorganization which is satisfactory to the Lender (in the Lender's sole discretion) on or before the Plan Expiration Date, all of the Obligations will be due and payable upon the earlier of (1) the forty-fifth (45th) day after the Plan Expiration Date and (2) the consummation of a plan of reorganization, or such other time which is agreed to in writing by the Lender, and (ii) in the event the Borrower files an application with the Bankruptcy Court seeking authorization for the sale of substantially all of the Borrower's assets pursuant to Section 363 of the Bankruptcy Code without the Lender's consent (in the Lender's sole discretion) (the "Sale Motion"), all of the Obligations will be due and payable upon the earlier of (1) the thirtieth
(30th) day of the date of the filing of the Sale Motion and (2) the consummation of such a sale, or such other time which is agreed to in writing by the Lender. All undertakings, agreements, covenants, warranties, and representations of Borrower contained in the Loan Documents will survive any such termination and Lender will retain its liens in the Collateral and all of its rights and remedies under the Loan Documents and the Bankruptcy Court notwithstanding such termination until all Obligations owing from Borrower to Lender have been satisfied indefeasibly and in full.

     SECTION 2.9 COSTS AND EXPENSES. Borrower shall pay to Lender on demand all reasonable costs and expenses that Lender pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement and the Loan Documents, the Bankruptcy Court Order, including, without limitation: (a) attorneys' and paralegals' fees and disbursements of counsel to Lender, (b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement and related documents, the Bankruptcy Court Order, and any transaction mentioned or contemplated thereby; (c) costs and expenses of lien searches, environmental surveys, recording and filing fees and any other recording taxes associated with the perfection of interests in the Collateral; (d) taxes, fees and other charges for recording any agreements or documents with any governmental authority, and the filing of Financing Statements and continuations, and other actions to perfect, protect, and continue the security interests and liens of Lender in the Collateral; (e) sums paid or incurred to pay any amount or take any action required of Borrower under this Agreement and related documents, or the Bankruptcy Court Order that Borrower fails to pay or take; (f) costs of appraisals, inspections and verifications of the Collateral and including travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by Lender or its agents and to attend court hearings or otherwise in connection with the Chapter 11 Case; (g) costs and expenses of preserving and protecting the Collateral; (h) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by the Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus a per diem charge per person per day at Lender's then current rate (as of the Closing Date, such rate is $750 per day, per man), for Lender's examiners in the field and office; and (i) costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the security interests and liens of Lender, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement and related documents, and the Bankruptcy Court Order, or to defend any claims made or threatened against Lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of this Agreement and related documents regarding costs and expenses to be paid by Borrower. All sums provided for in this Section 2.9 shall be part of the Obligations, shall be payable on demand, and shall accrue interest after demand for payment thereof at the highest rate of interest then payable under this Agreement and related documents. Lender is hereby irrevocably authorized to charge any amounts payable hereunder directly to any of the account(s) maintained by Lender with respect to Borrower.

     SECTION 2.10 RIGHT TO CHARGE ACCOUNT At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement, or in any other agreement now or hereafter existing between Lender and Borrower, shall be deemed Obligations secured by the Collateral and may be charged to the loan account of Borrower maintained by Lender. By way of example, Lender may withhold from an Advance fees which are due and payable and for purposes of the Loan such fees shall be deemed to have been included in the Advance for all intents and purposes as if they had been included in the Advance and subsequently paid to Lender by Borrower. All interest, fees and charges payable by Borrower to Lender based on a per annum rate shall be calculated on the basis of actual days elapsed over a 360-day year.

                                   ARTICLE 3
                                   COLLATERAL

     SECTION 3.1 GENERALLY. As security for the payment of all Obligations of Borrower to Lender, including without limitation: (i) indebtedness evidenced under the Note, repayment of the Loan, repayment of the Advances and other extensions of credit, all fees and charges owing by Borrower, and all other liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, contingent, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (ii) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement, and (iii) the payment of all expenses provided for herein incurred by Lender in connection therewith (collectively, the "Obligations"), Borrower hereby assigns and grants to Lender a continuing first priority lien on and security interest in, upon, and to the following property, whether now-owned or hereafter acquired or arising (the "Collateral"): all property and assets of Borrower and the proceeds and products thereof, including, without limitation, the following:

          (a) All Accounts; contract rights (including without limitation rights under all Franchise Agreements, all Royalties and all Leases); chattel paper; general intangibles (including, but not limited to, tax and duty refunds, patents, patent applications, trademarks, trademark applications, trade names and tradestyles, copyrights, copyright applications, trade rights (whether or not registered), discoveries, improvements, processes, know-how, formulas, trade secrets, service marks, other rights in intellectual property (whether patentable or not), goodwill, customer and mailing lists, life insurance policies, licenses (whether as licensor or licensee), and permits); payment intangibles, commercial tort claims, supporting obligations; documents (including, without limitation, all warehouse receipts); instruments; all guaranties, letters of credit, steamship guaranties, airway releases or other similar guaranties, security interests, or agreements (including, but not limited to, purchase money security interests granted by Account Debtors in connection with installment sales); all cash monies, investment properties, deposits, securities, bank accounts, deposit accounts, and credit card receipts;

          (b) All inventory;

          (c) All equipment;

          (d) All chattel paper;

          (e) All claims, rights, interests, assets and properties recovered by or on behalf of Borrower or any trustee of Borrower (whether in the Chapter 11 Case or any subsequent case to which the Chapter 11 Case is converted), but excluding all rights and claims arising under Chapter 5 of the Bankruptcy Code;

          (f) All leasehold interests of Borrower, together with all fixtures and leasehold improvements;

          (g) All rights of Borrower under the promissory notes and other instruments listed on SCHEDULE 3.1(G), attached, together with all rights of Borrower in all security agreements and other documents or instruments executed in connection with such promissory notes or in connection with any collateral given in connection therewith or as security therefor (collectively all of the foregoing is referred to herein as the "Sales Documents").

          (h) All present and future books and records relating to any of the above including, without limitation, all present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Borrower with respect to any of the foregoing maintained with or by any other person); and

          (i) Any and all products and proceeds of the foregoing in any form including, without limitation, all insurance claims, warranty claims and proceeds and claims against third parties for loss or destruction of or damage to any or the foregoing.

     In applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of Revised Article 9 of the Uniform Commercial Code, the foregoing collateral description consists of all assets of Borrower, whether now owned or hereafter acquired, but excluding all rights and claims arising under Chapter 5 of the Bankruptcy Code.

     SECTION 3.2 LIEN DOCUMENTS. At Closing or as soon thereafter as is reasonably practicable, and thereafter as Lender deems necessary in its sole discretion, Borrower will execute and deliver to Lender, or have executed and delivered (all in form and substance satisfactory to Lender in its sole discretion):

          (a) UCC-1 Financing Statements pursuant to the Uniform Commercial Code in effect in the jurisdiction(s) in which Borrower operates, which Lender may file in any jurisdiction where any Collateral is or may be located and in any other jurisdiction that Lender deems appropriate; PROVIDED that a carbon, photographic, or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement;

          (b) Such consents, agreements, estoppel certificates and acknowledgements from third parties to any Franchise Agreements, leases, contracts, or other items of Collateral as Lender deems reasonably necessary, together with such landlord consents and lien waivers as Lender deems reasonably necessary; and

          (c) Any other agreements, documents, instruments, and writings deemed reasonably necessary by Lender or as Lender may otherwise request from time to time to evidence, perfect, or protect Lender's liens and security interests in the Collateral required hereunder, and to allow Lender to enter upon all premises where any item of Collateral may be located and remove such Collateral upon an Event of Default.

          (d) The original promissory notes referenced in SCHEDULE 3.1(G), endorsed.

     Borrower specifically hereby gives Lender permission to file UCC-1 financing statements in such jurisdictions as Lender may determine, including without limitation in the states of New York and Delaware, to evidence and/or perfect the security interests and other rights granted herein.

     SECTION 3.3 COLLATERAL ADMINISTRATION.

          (a) Borrower will keep accurate and complete records of its Accounts and Franchise Agreements and all payments and collections thereon, and all of the other Collateral, and Borrower will submit to Lender on such periodic basis as Lender will request a sales and collections report for the preceding period, in form satisfactory to Lender. If requested by Lender, Borrower will execute and deliver to Lender formal written collateral assignments of all of its Accounts, Franchise Agreements and leases weekly or daily, which will include all Accounts, Franchise Agreements and leases that have been created since the date of the last assignment, together with copies of claims, invoices or other information related thereto.

          (b) Whether or not an Event of Default has occurred, any of Lender's officers, employees or agents will have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify with any Account Debtor or the obligor under any Franchise Agreements the validity, amount, or any other matter relating to any Accounts or Franchise Agreement by mail, telephone, telegraph or otherwise. Borrower will cooperate fully with Lender in an effort to facilitate and promptly conclude such verification process.

          (c) To expedite collection, Borrower will endeavor in the first instance to make collection of its Accounts and Royalties for Lender. Lender retains the right at all times after the occurrence and during the continuance of an Event of Default to notify Account Debtors and Franchisees that Accounts and Royalties have been pledged and assigned to Lender and to collect Accounts and Royalties directly in its own name and to charge the collection costs and expenses, including reasonable attorneys' fees, to Borrower.

     SECTION 3.4 POWER OF ATTORNEY.Subject to any applicable law or regulation, each of the officers of Lender is hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrower (without requiring any of them to act as such) with full power of substitution to do the following: (i) upon the occurance of an Event of Default, endorse the name of Borrower upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Borrower and constitute collections on Borrower's Accounts; (ii) execute in the name of Borrower any financing statements, schedules, assignments, instruments, documents, and statements that Borrower is obligated to give Lender hereunder or perfect Lender's security interest or lien in any Collateral; (iii) upon the occurance of an Event of Default, direct any Account Debtors, to remit payments in relation to Borrower's Accounts directly to the Lender; and (iv) upon the occurance of an Event of Default, do such other and further acts and deeds in the name of Borrower that Lender may deem reasonably necessary or desirable to enforce any Account or Royalty or other Collateral.

                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants to Lender, knowing and intending that Lender shall rely thereon in making the Loan contemplated hereby (each of which representations and warranties shall be continuing unless expressly made in relation only to a specific date), that:

     SECTION 4.1 FINANCING ORDER. The Bankruptcy Court Order has been duly entered, is valid, subsisting and continuing and has not been vacated, modified, reversed on appeal, or vacated or modified by any order of the Bankruptcy Court (other than as consented to by Lender) and is not subject to any pending appeal or stay; and Borrower will not seek to have such Order vacated or modified without Lender's prior written permission, which permission may be withheld in Lender's sole discretion.

     SECTION 4.2 EXISTENCE: GOOD STANDING.

          (a) Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (ii) is in good standing in all other states in which it is required to be qualified to do business as a foreign corporation, and (iii) has all requisite power and authority and full legal right to own or to hold under lease its properties and to carry on the business as presently engaged.

          (b) Borrower has adequate power and authority and has full legal rights to enter into each of the Loan Documents to which it is a party, to perform, observe and comply with all of its agreements and obligations under each of such documents, and to obtain all of the Loans contemplated by this Agreement.

     SECTION 4.3 AUTHORITY. The execution and delivery by Borrower of the Loan Documents to which it is a party, the performance by Borrower of all of its agreements and obligations under each of such documents, and the incurring by Borrower of all of the Obligations contemplated by this Agreement, have been duly authorized by all necessary actions on the part of Borrower and the officers and directors of each, does not (a) contravene any provision of Borrower's charter or bylaws or this Agreement (each as from time to time in effect), (b) conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of Borrower under any material agreement, mortgage or other instrument to which Borrower is or may become a party, (c) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment or any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to such entity), (d) require any waivers, consents or approvals by any of the creditors or trustees for creditors of Borrower, or (e) require any approval, consent, order, authorization, or license by, or giving notice to, or taking any other action with respect to, any governmental authority.

     SECTION 4.4 BINDING EFFECT OF DOCUMENTS. Borrower has duly executed and delivered each of the Loan Documents to which it is a party, and each of the Loan Documents is valid, binding and in full force and effect. The agreements and obligations of Borrower as contained in each of the Loan Documents constitutes, or upon execution and delivery thereof will constitute, legal, valid and binding obligations of Borrower enforceable against each in accordance with their respective terms, subject, as to the enforcement of remedies only, to limitations imposed by federal and state laws regarding bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, and by general principles of law and equity.

     SECTION 4.5 NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing and no event has occurred and is continuing and no condition exists that would, with notice or the lapse of time, or both, constitute an Event of Default.

     SECTION 4.6 NO GOVERNMENTAL CONSENT NECESSARY. No consent or approval of, giving of notice to, registration with or taking of any other action in respect of, any governmental authority is required with respect to the execution, delivery and performance by Borrower of this Agreement and the other Loan Documents to which it is a party other than the filing of UCC-1 Financing Statements, and the recording of applicable leasehold mortgages.

     SECTION 4.7 NO PROCEEDINGS. There are no actions, suits, or proceedings pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower in any court or before any governmental authority which, if adversely determined, would have an adverse effect on the ability of Borrower to perform its obligations under this Agreement or the other Loan Documents to which it is a party.

     SECTION 4.8 NO VIOLATIONS OF LAWS. Borrower has conducted, and is conducting, its business, so as to comply in all material respects with all applicable federal, state, county and municipal statutes and regulations. Borrower or any officer, director or shareholder (except as previously disclosed to Lender by Borrower) of Borrower is not charged with, or so far as is known by Borrower, is not under investigation with respect to, any violation of any such statutes, regulations or orders, which could have a material or adverse effect on the financial condition, business or operations of Borrower;

     SECTION 4.9 USE OF PROCEEDS OF THE LOAN.

          (a) The proceeds of the Loan shall be used by Borrower for general operating and working capital purposes in the ordinary course of business of Borrower, pursuant to the Budget. Unless authorized by the Bankruptcy Court and approved by Lender in writing, no portion of any administrative expense claim or other claim relating to the Reorganization Case shall be paid with the proceeds of such Loans provided by Lender to Borrower, other than those administrative expense claims and other claims relating to the Reorganization Case directly attributable to the operation of the business of Borrower in the ordinary course of business.

          (b) Proceeds from the Loan shall be used only for those purposes set forth in this Agreement. No part of the proceeds of the Loan shall be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock, or for the purpose of purchasing or carrying or trading in any stock under such circumstances as to involve Borrower in a violation of applicable law. In particular, without limitation of the foregoing, no part of the proceeds from the Loans are intended to be used to acquire any publicly-held stock of any kind.

     SECTION 4.10 BUDGET. The Budget has been prepared by Borrower and presented to Lender and has been agreed to and accepted by Lender. The Budget has been thoroughly reviewed by Borrower and its management and sets forth projected operating cash disbursements, and receiptscommencing as of Closing, through and including thirty (30) days after Closing. Borrower represents and warrants it has made diligent and good faith estimates to accurately project in the Budget all income and expenses. Borrower will prepare proposed Budgets for each successive thirty (30) day periods, which must be approved by Lender. Borrower represents and warrants it will make diligent and good faith estimates to accurately project in the successive Budgets all income and expenses. Borrower will act strictly in accordance with the Budget and Lender has relied upon the Budget and will rely upon subsequent Budgets in determining to enter into the post-petition financing arrangements provided for herein. Except as specifically set forth in the Budget which has been approved by Lender, Borrower will make no expenditures without the prior consent of Lender, unless individually each is less than $2,500.00, and cumulatively the same do not exceed the sum of $20,000.00 in any thirty (30) day period.

     SECTION 4.11 FINANCIAL STATEMENTS.

          (a) Subject to any limitation stated therein, all balance sheets, income statements and other financial data which have been or shall hereafter be furnished to Lender to induce it to enter into this Agreement, and to continue to provide financing under this Agreement or otherwise in connection herewith, do and will fairly present the financial condition of Borrower as at the periods for which the same are furnished to Lender. All other information, reports and other papers and data furnished to Lender are, or will be at the time the same are so furnished, true, accurate and complete in all material respects.

          (b) Except as shown on the most recent financial statements which have been delivered to Lender, Borrower has no other indebtedness as of the date hereof which would materially or adversely affect the financial condition of Borrower or the Collateral.

     SECTION 4.12 CHANGES IN FINANCIAL CONDITION. There has been no material change in Borrower's financial condition since the date of its last financial statements which have been delivered to Lender.

     SECTION 4.13 EQUIPMENT. Borrower shall keep its equipment and all other items of Collateral in good order and repair marketable condition, ordinary wear and tear excepted.

     SECTION 4.14 TAXES AND  ASSESSMENTS.  Except as  specifically  set forth in
SCHEDULE 4.14, attached, Borrower has paid and discharged when due all taxes, assessments and other governmental charges which may lawfully be levied or assessed upon its income and profits, or upon all or any portion of any property belonging to it, whether real, personal or mixed, to the extent that such taxes, assessment and other charges have become due, and Borrower has filed all tax returns, federal, state and local, and all related information, required to be filed by it.

     SECTION 4.15 ERISA. Borrower is in compliance in all respects with the applicable provisions of ERISA and all regulations issued thereunder by the United States Treasury Department, the Department of Labor and the Pension Benefit Guaranty Corporation.

     SECTION 4.16 ENVIRONMENTAL MATTERS. Borrower has been issued all required federal, state and local licenses, certificates or permits relating to the operation of its business; and Borrower and its facilities, business, assets, property and equipment (and, to the best of Borrower's knowledge, information and belief, all of the properties which Borrower leases and the properties upon which the Franchisees operate their franchises) are in compliance in all material respects with, all applicable federal, state and local laws, rules and regulations relating to air emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, or other environmental, health or safety matters.

     SECTION 4.17 LOCATION OF COLLATERAL. As of the date hereof, none of the Collateral is or will be located in or on any property other than those set forth in SCHEDULE 4.17 of this Agreement.

     SECTION 4.18 OTHER LIENS. Borrower has good and marketable title to and owns all of the Collateral free and clear of any and all liens, encumbrances or security interests whatsoever, except the Permitted Liens. None of the Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent to Borrower's doing of the same.

     SECTION 4.19 BOOKS AND RECORDS. Borrower maintains its chief executive office and its books and records related to its Accounts, Inventory and all other Collateral at its address set forth in SCHEDULE 4.17 of this Agreement.

     SECTION 4.20 REPRESENTATIONS AND WARRANTIES: TRUE, ACCURATE AND COMPLETE.

          (a) None of the representations, certificates, reports, warranties or statements now or hereafter made or delivered to Lender pursuant hereto or in connection with this Agreement or the transactions contemplated hereby contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they are made, not misleading.

          (b) All warranties and representations made herein or in any the Loan Documents by Borrower will be true and accurate in all material respects at each time Borrower requests Lender to make an Advance hereunder.

     SECTION 4.21 LOCATION OF OFFICES. SCHEDULE 4.17 hereto sets forth Borrower's chief executive office, and further sets forth a complete and accurate list of all offices and locations at or out of which Borrower conducts any of its business or operations.

     SECTION 4.22 FRANCHISE AGREEMENTS.

          (a) The Franchise Agreements in effect as of the date hereof are as set forth on SCHEDULE 4.22 annexed hereto and made a part hereof, and all such Franchise Agreements are in full force and effect and constitute the legal, valid and binding obligation of Borrower and each Franchisee party thereto. No material events of default exist thereunder and there exist no events or conditions which with the giving of notice or the lapse of time or both would result in a material event of default. Borrower shall not amend, modify, supplement or terminate any Franchise Agreements or any exhibits thereto or any related agreement now or hereafter entered into between a Franchisee and Borrower, without the prior written consent of Lender.

          (b) Borrower shall advise each Franchisee, in writing, that payment of all amounts under any Franchise Agreement or any promissory note executed by such Franchisee in favor of Borrower has been assigned as collateral to Lender.

          (c) Borrower agrees to provide Lender with written notice within three
(3) Business Days after Borrower enters into any Franchise Agreement not set forth on SCHEDULE 4.22 hereto (the "Additional Franchise Agreements"). In each instance, Borrower shall deliver to Lender true and accurate copies of each such Additional Franchise Agreement. Such Additional Franchise Agreements and all payments arising thereunder shall be subject to the provisions of this Agreement.

          (d) Borrower shall not make any loans or advance, to or for the account of any Franchisee. Borrower has not made any agreement with any Franchisee for any extension of time for the payment of any amounts payable to Borrower under any Franchise Agreement, except as disclosed on SCHEDULE 4.22, any compromise or settlement for less than the full amount thereof, any release of any Franchisee from liability therefor, or any deduction therefrom. Borrower will not make any agreement with any Franchisee for any extension of time for the payment of any amounts payable to Borrower under any Franchise Agreement, other than in the ordinary course of business and in accordance with past practices of Borrower and practices not uncommon to the industry, and in no event where any amount would be deferred for any period of time longer than six months. Borrower further acknowledges, confirms and agrees that no payments have been or shall be made in respect of the foregoing except payments immediately delivered to the Lender as required hereunder. In the event that any obligation due and owing Borrower by any Franchisee is evidenced by an instrument, note or chattel paper, Borrower shall deliver such original instrument, note or chattel paper to Lender, duly endorsed in favor of Lender.

          (c) Borrower represents that the franchise agreements are valid and not cancellable as a result of insolvency, Chapter 11 or Chapter 7 bankruptcy in which the DIP survives operationally as a successor company and continues to meet its obligations to the Franchisees.

          (d) Borrower will perform when due all of its obligations under the Franchise Agreements, and will promptly notify Lender of any default thereunder by any party or the existence of any event or condition which with the giving of notice or the lapse of time or both would result in a default thereunder by any party.

     SECTION 4.23 LEASES.

          (a) The real property leases (the "Leases") in effect as of the date hereof are as set forth on SCHEDULE 4.23 annexed hereto and made a part hereof, and all such Leases are in full force and effect and constitute the legal, valid and binding obligations of the Borrower and each lessor thereto. No events of default (other than any default which by the terms of the Leases would occur solely as a result of the filing of the Reorganization Case) exist thereunder and there exist no events or conditions which with the giving of notice or the lapse of time or both would result in an event of default. Borrower shall not amend, modify, supplement or terminate any Leases or any exhibits thereto or any related agreement now or hereafter entered into between a lessor and Borrower, without the prior written consent of Lender.

          (b) Borrower shall advise each lessor, in writing, that the applicable Lease has been assigned as collateral to Lender.

          (c) Borrower agrees to provide Lender with written notice within three
(3) Business Days before Borrower enters into any real property lease not set forth on SCHEDULE 4.23 hereto (the "Additional Lease"). In each instance, Borrower shall deliver to Lender true and accurate copies of each such proposed Additional Lease and Lender's written consent shall be required prior to Borrower executing such Additional Lease. If approved, such Additional Lease shall be subject to the provisions of this Agreement and shall be assigned by Borrower to Lender as additional Collateral. Borrower represents that the Leases are valid and in full force and effect and there exists no default by any party thereunder and no event or condition which with the lapse of time or the giving of notice or both would result in a default thereunder by any party thereto.

          (d) Borrower will perform when due all of its obligations under the Leases, and will promptly notify Lender of any default thereunder by any party or the existence of any event or condition which with the giving of notice or the lapse of time or both would result in a default thereunder by any party.

     SECTION 4.24 SALES DOCUMENTS.

          (a) The Sales Documents are in full force and effect and constitute the legal, valid and binding obligations of Borrower and each and every other party thereto. No events of default exist thereunder and there exist no events or conditions which with the giving of notice or the lapse of time or both would result in an event of default. Borrower shall not amend, modify, supplement or terminate any Sales Documents or any exhibits thereto or any related agreement now or hereafter entered into in connection therewith without the prior written consent of Lender.

          (b) Borrower shall advise each obligor under the Sales Documents, in writing, that the Sales Documents have been assigned as collateral to Lender.

          (c) Borrower will perform when due all of its obligations under the Sales Documents, and will promptly notify Lender of any default thereunder by any party or the existence of any event or condition which with the giving of notice or the lapse of time or both would result in a default thereunder by any party.

          (d) Borrower has not made, and will not make, any agreement with any obligor under any Sales Document for any extension of time for the payment of any amounts payable to Borrower under any Sales Document, any compromise or settlement for less than the full amount thereof, any release of any obligor from liability therefor, or any deduction therefrom without the prior written consent of Lender. Borrower further acknowledges, confirms and agrees that no payments have been or shall be made in respect of the foregoing except payments immediately delivered to the Lender as required hereunder. In the event that any obligation due and owing Borrower by any obligor is evidenced by an instrument, note or chattel paper, Borrower shall deliver such original instrument, note or chattel paper to Lender, duly endorsed in favor of Lender

     SECTION 4.25 COLLATERAL. Borrower owns all of the Collateral, free and clear of all claims, liens and encumbrances, other than the Permitted Liens.

     Each representation and warranty by Borrower contained in this Article 4, and those contained elsewhere in this Agreement, shall be deemed to have been made by each entity comprising Borrower and made about such entity as well as about each and every other entity comprising Borrower.

                                   ARTICLE 5
                        CLOSING AND CONDITIONS OF LENDING

     The obligation of Lender to make each Advance under this Agreement shall be subject to the satisfaction or waiver by Lender, prior thereto or concurrently therewith, of each of the following conditions precedent:

     SECTION 5.1 LOAN DOCUMENTS. Each of the Loan Documents shall have been duly and properly authorized, executed and delivered by the parties hereto and shall be in full force and effect on and as of the date hereof and shall have been duly and properly authorized, executed and delivered by Borrower and the other parties thereto and shall be in full force and effect on and as of the date hereof.

     SECTION 5.2 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by or on behalf of Borrower to Lender in this Agreement or in any other Loan Documents shall be true and correct in all material respects on the date hereof.

     SECTION 5.3 CERTIFIED COPIES OF DOCUMENTS. Lender shall have received from Borrower, (a) for Ranch *1, Inc., Ranch *1 Group, Inc., and Ranch *1 Metro, Inc. (and Borrower shall use its best efforts to provide in connection with the other entities comprising Borrower) certified by a duly authorized officer to be true and complete on and as of a date which is not more than ten (10) Business Days prior to the date hereof, a copy of each of the certificate of incorporation or such other incorporation documents of Borrower in effect on such date of certification, the articles of incorporation and by-laws of Borrower in effect on such date, and a certificate of good standing from the state of its formation, and (b) each Franchise Agreement, each Lease and all Sales Documents (including the original promissory notes).

     SECTION 5.4 PROOF OF ACTION. Lender shall have received from Borrower a copy, certified by a duly authorized officer to be true and complete on and as of the date which is not more than ten (10) Business Days prior to the date hereof, of the records of all action taken by Borrower to authorize: (a) its execution and delivery of each of the Loan Documents to which it is or is to become a party as contemplated or required by this Agreement, (b) its performance of all of its agreements and obligations under each of such documents, and (c) the incurring of the Obligations contemplated by this Agreement.

     SECTION 5.5 SEARCHES. Such Uniform Commercial Code and other searches as Lender shall reasonably require to evidence the Collateral is free and clear of all claims, liens and encumbrances other than the Permitted Liens.

     SECTION 5.6 COLLATERAL.

          (a) All of the Obligations of Borrower to Lender under or in respect of this Agreement shall be entitled to all of the benefits of and be secured by this Agreement and the Loan Documents, and Lender shall have obtained a first-priority, perfected security interest in the Collateral of Borrower, subject only to the Permitted Liens.

          (b) The Loan Documents and all other documents in respect thereto, which shall create and maintain a first perfected security interest in favor of Lender and the appropriate financing statements in respect thereto and necessary to enable Lender to perfect its security interests thereunder, shall have been duly executed and delivered by Borrower to Lender.

     SECTION 5.7 INSURANCE. Lender shall have received evidence of insurance and loss payee endorsements required hereunder and under the other Loan Documents, in form and substance satisfactory to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee as required hereunder.

     SECTION 5.8 INTENTIONALLY OMITTED.

     SECTION 5.9 ASSIGNMENTS. All existing Franchise Agreements, notes, Leases and royalty agreements between Borrower and third parties shall be assigned by Borrower to Lender as Collateral for the Obligations, and Lender shall have received from all other parties thereto such acknowledgments, consents, agreements and estoppel certificates as Lender shall in its sole discretion require.

     SECTION 5.10 FINANCIAL PROJECTIONS. Borrowers shall provide Lender with financial projections in form and substance satisfactory to Lender.

     SECTION 5.11 MATTERS RELATING TO THE REORGANIZATION CASE.

          (a) No trustee, examiner or receiver or the like shall have been appointed or designated with respect to Borrower, as debtor and debtor-in-possession, or its business, properties and assets and no motion or proceeding shall be pending seeking such relief;

          (b) Satisfactory review by counsel for Lender of legal issues attendant to the post-petition financing transactions contemplated hereunder;

          (c)  Borrower   shall  comply  in  full  with  the  notice  and  other
requirements of the Bankruptcy Code and the applicable Federal Rules of Bankruptcy Procedure with respect to any relevant Bankruptcy Court Order in a manner acceptable to Lender and its counsel, and such Order shall have been entered by the Bankruptcy Court authorizing the secured financing under the Loan Documents on the terms and conditions set forth in this Loan Agreement and, INTER ALIA, modifying the automatic stay, authorizing and granting the senior security interest in liens in favor of Lender described in this Loan Agreement and in the Bankruptcy Court Order, and granting super-priority expense claims to Lender with respect to all obligations due Lender. The Bankruptcy Court Order shall authorize post-petition financing under the terms set forth in this Loan Agreement in an amount acceptable to Lender, and it shall contain such other terms or provisions as Lender and its counsel shall require;

          (d) With respect to further credit after expiration of the Interim Orders, on or before the expiration of the Interim Orders, the Bankruptcy Court shall have entered the Final Order authorizing the secured financing on the terms and conditions set forth in this Loan Agreement, granting to Lender the senior security interest and liens described above and super-priority administrative expense claims described above, modifying the automatic stay and other provisions required by Lender and its counsel and Lender shall not provide any Advances (or other financial accommodations) other than those authorized under the Interim Orders unless, on or before the ninetieth (90th) day following the Petition Date, the Final Order shall have been entered, and there shall be no appeal or other contest with respect to either the Interim Orders or the Final Order and the time to appeal to contest such order shall have expired;

          (e) Other than the commencement of the Chapter 11 Case, no material impairment of the priority of Lender's security interests in the Collateral shall have occurred from the date of the latest field examinations of Lender to the Petition Date; and

          (f) As a condition  precedent to any Advances later than  seventy-five
(75) days after the Closing, Borrower shall have filed an Approved Plan.

     SECTION 5.12 CLOSING. Closing shall occur on July 5, 2001 and the Closing Date shall be July 5, 2001 (the "Closing" and "Closing Date").

     SECTION 5.13 LANDLORD CONSENTS. Lender shall receive such landlord consents and lien waivers as Lender shall require.

     SECTION 5.14 WAIVERS. Lender may in its sole discretion waive one or more conditions precedent for one or more Advances, PROVIDED, HOWEVER, such waiver(s) shall not be deemed to apply to future Advances, and as to such future Advances Lender may as a condition precedent to such funding insist on strict compliance with all conditions precedent and other terms and conditions of this Agreement.

                                   ARTICLE 6
                              AFFIRMATIVE COVENANTS

     Until payment and satisfaction in full of all Obligations and the termination of this Agreement, Borrower hereby covenants and agrees as follows:

     SECTION 6.1 NOTIFY LENDER. Borrower shall promptly inform Lender if any one or more of the representations and warranties made by Borrower in this Agreement or in any document related hereto shall no longer be entirely true, accurate and complete in any material respect, provided, the foregoing shall not be deemed consent to any error or falsity in the same.

     SECTION 6.2 PAY TAXES AND LIABILITIES; COMPLY WITH AGREEMENT. Borrower shall promptly pay, when due, all indebtedness, sums and liabilities of any kind now or hereafter owing by Borrower to any party however created, incurred, evidenced, acquired, arising or payable, including without limitation the Obligations, income taxes, excise taxes, sales and use taxes, license fees, and all other taxes with respect to any of the Collateral, or any wages or salaries paid by Borrower or otherwise, unless the validity of which are being contested in good faith by Borrower by appropriate proceedings, provided that Borrower shall have maintained reasonably adequate reserves and accrued the estimated liability on Borrower's balance sheet for the payment of same.

     SECTION 6.3 OBSERVE COVENANTS. Borrower shall timely observe, perform and comply with the covenants, terms and conditions of this Agreement, the Loan Documents and any other agreement or document entered into between Borrower and Lender.

     SECTION 6.4 MAINTAIN EXISTENCE AND QUALIFICATIONS. Borrower shall maintain and preserve in full force and effect, its existence and rights, franchises, licenses and qualifications necessary to continue its business, and comply with all applicable statutes, rules and regulations pertaining to the operation, conduct and maintenance of its existence and business including, without limitation, all federal, state and local laws relating to benefit plans, environmental safety, or health matters, and hazardous or liquid waste or chemicals or other liquids (including use, sale, transport and disposal thereof), if such failure would have a material adverse effect on the Borrower.

     SECTION 6.5 INFORMATION AND DOCUMENTS TO BE FURNISHED TO LENDER. Borrower shall deliver or cause to be delivered to Lender in form acceptable to Lender:
(a) annual financial statements within 60 days of the fiscal year end; (b) interim financial statements consisting of compiled quarterly financial statements to be provided within 30 days of each end of quarter, and monthly internal statements to be provided within 20 days of month end; (c) weekly Royalties and note collection reports, due no later than Wednesday of each week for the preceding week; (d) notice of judgments, environmental, health or safety complaints within 5 days of receipt; (e) within ten (10) days thereafter, written notice to Lender of the entry of any judgment or the institution of any lawsuit or of other legal or equitable proceedings or the assertion of any crossclaim or counterclaim seeking monetary damages from Borrower in an amount exceeding $5,000; (f) within ten (10) days thereafter, notice or copies if written of all claims, complaints, orders, citations or notices, whether formal or informal, written or oral, from a governmental body or private person or entity, relating to air emissions, water discharge, noise emission, solid or liquid waste disposal, hazardous waste or materials, or any other environmental, health or safety matter, which materially and adversely effect Borrower; and (g) upon demand, such other information as Lender may reasonably request from time to time, including financial projections and cash flow analysis.

     SECTION 6.6 COMPLY WITH LAWS. Borrower shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, compliance with which is necessary to maintain its corporate existence or the conduct of its business or non-compliance with which would adversely affect in any material respect its ability to perform its obligations or any security given to secure its obligations.

     SECTION 6.7 INSURANCE REQUIRED.

          (a) Borrower shall cause to be maintained, in full force and effect on all property of Borrower insurance in such amounts against such risks as is reasonably satisfactory to Lender, including, but without limitation, fire, boiler, theft, burglary, pilferage, vandalism, malicious mischief, loss in transit, and hazard insurance and, if as of the date hereof, any of the real property of Borrower is in an area that has been identified by the Secretary of Housing and Urban Development as having special flood or mudslide hazards, and on which the sale of flood insurance has been made available under the National Flood Insurance Act of 1968, then Borrower shall maintain flood insurance. Said policy or policies shall:

               (i) be in a form and with insurers which are satisfactory to Lender;

               (ii) be for such risks and for such insured values as Lender or its assigns may require in order to replace the property in the event of actual or constructive total loss;

               (iii) designate Lender and its assignees, as additional insured and loss payees as their interests may from time to time appear;

               (iv) contain a "breach of warranty clause" whereby the insurer agrees that a breach of the insuring conditions or any negligence by Borrower or any other person shall not invalidate the insurance as to Lender and its assignee;

               (v) provide that they may not be canceled or materially altered without ten (10) days prior notice to Lender and its assigns; and

               (vi) upon demand, be delivered to Lender;

          (b) Borrower shall obtain, maintain and provide to Lender evidence of personal liability coverages in minimum amounts not less than $5,000,000 for each occurrence, $5,000,000 for injury or death of any person and $5,000,000 for property damage (provided, the foregoing required minimum amounts may be satisfied through appropriate umbrella policies), containing such endorsements as are common with like businesses, naming Lender and its assignees as additional insured and loss payees as their interests may from time to time appear, and providing it may not be canceled or materially altered without ten
(10) days prior notice to Lender and its assigns;

          (c) Borrower shall obtain, maintain and provide to Lender evidence of worker's compensation insurance coverage satisfactory to Lender.

          (d) Borrower shall obtain such additional insurance as Lender may reasonably require, which may include, without limitation, insurance covering vandalism and malicious mischief, sprinkler leakage, rent abatement and/or business loss.

          (e) Borrower shall, in the event of loss or damage, forthwith notify Lender and file proofs of loss with the appropriate insurer; and

          (f) Borrower shall forthwith upon receipt of insurance proceeds endorse and deliver the same to Lender.

     SECTION 6.8 CONDITION OF COLLATERAL; NO LIENS. Borrower shall maintain all Collateral in good condition and repair at all times, normal wear and tear excepted, and preserve it against any loss, damage, or destruction of any nature whatsoever relating to said Collateral or its use, and keep said Collateral free and clear of any Liens, except the Permitted Liens permitted hereunder.

     SECTION 6.9 PAYMENT OF PROCEEDS. Prior to an Event of Default, all proceeds of Collateral received in other than the ordinary course of business, such as proceeds from the sale of a store, will be immediately paid to Lender to be applied to the amounts owing Lender under this Agreement, whether or not then due and payable. Subsequent to an Event of Default, Borrower shall forthwith upon receipt of all proceeds of Collateral, pay such proceeds over to Lender to be applied to the amounts owing Lender under this Agreement, whether or not then due and payable.

     SECTION 6.10 RECORDS. Borrower shall at all times keep accurate and complete records of its operations and of the Collateral, and shall make the same available for inspection, review and copying from time to time as Lender shall reasonably request.

     SECTION 6.11 DELIVERY OF DOCUMENTS. If any Collateral shall include, or any of the Collateral shall be evidenced by, notes, trade acceptances or instruments or documents, or if any inventory is covered by documents of title or chattel paper, whether or not negotiable, then Borrower waives protest regardless of the form of the endorsement. If Borrower fails to endorse any instrument or document, Lender is authorized to endorse it on Borrower's behalf.

     SECTION 6.12 UNITED STATES CONTRACTS. If any Collateral arises out of contracts with the United States or any of its departments, agencies or instrumentalities, Borrower will notify Lender, and, if requested by Lender, execute any necessary instruments in order that all monies due or to become due under such contract shall be assigned as collateral to Lender and proper notice of the assignment given under the Federal Assignment of Claims Act.

     SECTION 6.13 NAME CHANGES; LOCATION CHANGES.

          (a) Borrower shall promptly notify Lender if Borrower is known by or conducting business under any names other than those set forth in this Agreement; and

          (b) Borrower shall deliver not less than thirty (30) days prior written notice to Lender if Borrower intends to conduct any of its business or operations at or out of offices or locations other than those set forth in this Agreement, or if it changes the location of its chief executive office or the address at which it maintains its books and records or the location of any of the Collateral.

     SECTION 6.14 FURTHER ASSURANCES. Borrower shall at any time or from time to time upon request of Lender take such steps and execute and deliver such other and further documents and instruments as Lender may reasonably request from time to time to evidence or carry out the intent of the parties as set forth in this Agreement and to preserve, maintain, clarify or give effect to the rights and remedies intended by this Agreement to be given to Lender, including without limitation, the execution of such financing statements and other documents all

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in the form of  substance  satisfactory  to  Lender  relating  to the  creation, validity or perfection of the security interests provided for herein, under the UCC or other laws of the State of New York or of another state or states in which the Collateral is located or which are reasonably necessary to effectuate the purposes and provisions of this Agreement.

     SECTION 6.15 INDEMNIFICATION. Borrower shall and hereby does indemnify, protect, defend and save harmless Lender, as well as Lender's members and managers, parents, subsidiaries, directors, officers, trustees, employees, agents, and shareholders (hereinafter referred to collectively as the "Indemnified Parties" and individually as an "Indemnified Party") from and against (a) any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, by third parties including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan and the transactions contemplated herein, (b) any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, by third parties including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the breach of any representation or warranty or obligation of Borrower contained herein, and (c) any and all losses, damages, expenses or liabilities sustained by Lender in connection with any environmental liabilities and costs, provided, however, Borrower shall not be obligated to indemnify, protect, defend and save harmless an Indemnified Party, if the loss, damage, expense or liability was caused by or resulted solely from the willful misconduct of that Indemnified Party as determined by a final non-appealable order of a court or Governmental Authority of competent jurisdiction. In case any action shall be brought against an Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Borrower, the Indemnified Party against whom such action was brought, shall promptly notify Borrower in writing, and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and reasonably satisfactory to the Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by the Indemnified Party, the Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof; provided, however that the Indemnified Party shall pay the costs and expenses incurred in connection with the employment of separate counsel. Borrower shall not be liable for any settlement of any such action effected without its consent, which consent shall not be unreasonably withheld, but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and save harmless said Indemnified Party against whom such action was brought from and against any loss or liability by reason of such settlement or judgment, except as otherwise provided above. The provisions of this Section shall survive the termination of this Agreement and the final repayment of the Obligations. All costs and expenses which are indemnified under this Section shall be reimbursed to the Indemnified Parties as incurred.

     SECTION 6.16 NOTIFICATION OF EVENTS OF DEFAULT AND ADVERSE DEVELOPMENTS. Borrower promptly will notify Lender upon the occurrence of: (i) any Event of Default; (ii) any event which, with the giving of notice or lapse of time, or both, could constitute an Event of Default; (iii) any judicial, administrative or arbitration proceeding pending against Borrower, and any judicial or administrative proceeding known by Borrower to be threatened against it which, if adversely decided, could adversely affect its condition (financial or otherwise) or operations (present or prospective); (iv) any post-petition default claimed by any other creditor for Borrowed Money of Borrower other than Lender; and (v) any other development in the business or affairs of Borrower which may be materially adverse; in each case describing the nature thereof and (in the case of notification under clauses (i) and (ii)) the action Borrower propose to take with respect thereto.

     SECTION 6.17 APPROVED PLAN. Borrower will file an Approved Plan no later than seventy-five (75) days after Closing, and thereafter will not amend, withdraw or modify the Approved Plan without the prior written consent of Lender.

                                   ARTICLE 7
                               NEGATIVE COVENANTS

     Without limiting its other Obligations under this Agreement, Borrower covenants and agrees that so long as Borrower may borrow hereunder and until payment in full of the Note and performance of all other Obligations of Borrower under the Loan Documents:

     SECTION 7.1 LIENS AND ENCUMBRANCES. Unless otherwise agreed to in writing by Lender, Borrower will not create, incur, assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind (including the charge upon property purchased under a conditional sale or other title retention agreement) upon, or any security interest in, any of the Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

     SECTION 7.2 MERGER, ACQUISITION, OR SALE OF ASSETS. Borrower will not enter into any merger or consolidation with or acquire all or substantially all of the assets of any Person, and, without the prior written consent of Lender (which consent may be withheld in Lender's sole discretion), will not sell, lease, or otherwise dispose of any of its assets except in the ordinary course of its business, unless the same is ordered by the Bankruptcy Court, in which event all proceeds resulting from the same will be paid to Lender and applied to all amounts owing under this Agreement, whether or not then due and payable.

     SECTION 7.3 LOANS. Borrower will not make loans or advances to any Person.

     SECTION 7.4 CONTINGENT LIABILITIES. Borrower will not assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and in connection with borrowings permitted by this Agreement.

     SECTION 7.5 SUBSIDIARIES. Without prior written consent from Lender, Borrower will not form any subsidiary, or make any investment in or any loan in the nature of an investment to, any other Person.

     SECTION 7.6 TRANSACTIONS WITH AFFILIATES. Borrower will not enter into any transaction, including without limitation the purchase, sale, or exchange of property, or the loaning or giving of funds to any Affiliate or subsidiary, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's businesses and upon terms substantially the same and no less favorable to Borrower as they would obtain in a comparable arm's length

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
transaction with any Person not an Affiliate or subsidiary, and so long as the transaction is not otherwise prohibited hereunder.

     SECTION 7.7 USE OF LENDER'S NAME. Borrower will not use Lender's name (or the name of any of Lender's affiliates) in connection with any of its business operations unless consented to by Lender. Borrower may disclose to third parties that Borrower have a borrowing relationship with Lender. Nothing herein contained is intended to permit or authorize Borrower to make any contract on behalf of Lender.

     SECTION 7.8 CONTRACTS AND AGREEMENTS. Borrower will not become or be a party to any material contract or agreement which would breach this Agreement, or breaches any other material instrument, agreement, or document to which Borrower are a party or by which Borrower are or may be bound unless Borrower believes in good faith that Borrower has a valid legal basis for such breach.

     SECTION 7.9 TRUTH OF STATEMENTS AND CERTIFICATES. Borrower will not furnish to Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

     SECTION 7.10 PROHIBITION ON AMENDMENTS TO ORGANIZATIONAL DOCUMENTS. Borrower will not amend, modify, restate, supplement, or terminate its respective  certificate  of  incorporation  or bylaws  (or other  organizational documents)  in  any  manner  that  would  materially  affect  the  validity  and enforceability of the Obligations or such Borrower's ability to borrow hereunder, or that would materially impair any security for the Obligations.

     SECTION 7.11 OTHER OBLIGATIONS. Borrower will not without the prior written consent of Lender, enter into any new obligations with any Person, other than in the ordinary course of business.

                                   ARTICLE 8
                                EVENTS OF DEFAULT

     The occurrence of any of the following shall constitute an event of default (hereinafter referred to as an "Event of Default"):

     SECTION 8.1 FAILURE TO PAY. The failure by Borrower to pay, when due, any payment of principal, interest or other charges due and owing to Lender pursuant to any obligations of Borrower to Lender including, without limitation, those Obligations arising pursuant to this Agreement or any Loan Document, or under any other agreement for the payment of monies then due and payable to Lender, if the same continues for a period of five (5) days after notice to Borrower.

     SECTION 8.2 FAILURE OF INSURANCE. Failure on the part of Borrower to pay or cause to be paid all premiums when due, or within any applicable grace period, on the insurance policies pursuant to this Agreement; failure to take such other action as may be reasonably requested by Lender in order to keep said policies of insurance in full force and effect until the entire indebtedness represented by the Loan Documents, and interest thereon, has been paid in full.

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
     SECTION 8.3 FAILURE TO PERFORM. Except as otherwise provided herein, Borrower's failure to perform or observe any covenant, term or condition of this Agreement or any other Loan Document to be performed or observed by Borrower, PROVIDED, HOWEVER, if the same can reasonably be cured within five (5) days without material harm to Lender, and if the same failure has not occurred previously, Borrower shall have five (5) days following receipt of notice within which to cure the same and if cured no Event of Default shall exist.

     SECTION 8.4 CROSS DEFAULT.

          (a) The occurrence of any Event of Default on any of the Obligations, an Event of Default under any Loan Document so that the holder of such obligation or indebtedness has accelerated or has a right to accelerate such obligation or indebtedness, if the same is not cured within any applicable grace or cure period contained in such document.

          (b) INTENTIONALLY OMITTED.

          (c) The failure of Borrower to perform as required any obligation of Borrower under any court order by which Borrower is bound.

     SECTION 8.5 FALSE REPRESENTATION OR WARRANTY. Borrower shall have made any statement, representation or warranty in this Agreement or in any of the other Loan Documents to which it is a party or in a certificate executed by Borrower incident to this Agreement, which is at any time found to have been false in any material respect at the time such representation or warranty was made.

     SECTION 8.6 MATTERS RELATING TO BORROWER'S REORGANIZATION CASE. The occurrence of any of the following in the Reorganization Case shall constitute an Event of Default hereunder, during the continuance of which Event of Default, Lender shall not be required to make any Advances or to extend any other financial accommodations to or for the benefit of the Borrower:

          (a) The failure of Borrower to comply with any order of the Bankruptcy Court which order provides a remedy to Lender in the event of Borrower's failure to comply; or

          (b) The termination or non-renewal of the Loan Documents as provided for in the Interim Orders or the Final Order; or

          (c) Borrower suspends or discontinues or is enjoined by any court or governmental agency from continuing to conduct all or any material part of its business or if a trustee, receiver or custodian is appointed for Borrower or any of its properties; or

          (d) Any act, condition or event occurring after the date of the commencement of the Reorganization Case that has a material adverse effect upon the assets of Borrower when taken as a whole or the Collateral or the value of the rights and remedies of Lender under this Loan Agreement or any other Loan Documents; or

          (e) Conversion of Borrower's Reorganization Case to a Chapter 7 case under the Bankruptcy Code; or

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
          (f) Dismissal of Borrower's Reorganization Case or any subsequent Chapter 7 case either voluntarily or involuntarily; or

          (g) The grant of a lien on or other interest in any property of Borrower (other than a lien or encumbrance permitted by this Loan Agreement or by the Interim Orders or Final Order) or the grant or allowance of an administrative expense claim (other than such administrative expense claims permitted by the Interim Orders or Final Order or this Loan Agreement) by the Bankruptcy Court, in each case, which is superior to or ranks in parity with Lender's security interests in or liens upon the Collateral or the super-priority administrative claim of Lender against Borrower; or

          (h) INTENTIONALLY OMITTED.

          (i) The Interim Orders or Final Order shall be modified, reversed, revoked, remanded, stayed, rescinded, vacated or amended on appeal or by the Bankruptcy Court without the prior written consent of Lender (and no such consent shall be implied from any other authorization or acquiescence by Lender); or

          (j) The appointment of a trustee pursuant to Sections 1104(a)(1) or 1104(a)(2) of the Bankruptcy Code in the Reorganization Case; or

          (k) The  appointment  of an examiner with special  powers  pursuant to
Section 1104(a) of the Bankruptcy Code in the Reorganization Case; or

          (l) The filing of a plan of reorganization by Borrower or on its behalf which does not provide for payment in full of the Obligations on the effective date thereof or which does not constitute an Approved Plan; or

          (m) Prior to the indefeasible payment and satisfaction in full of Obligations due Lender any party other than the Lender shall foreclose upon or otherwise seek to enforce any junior lien or other rights such other party may have in and to any of a Borrower's property upon which Lender holds or asserts a lien or security interest.

          (n) Any loss of any priority by Lender in the Collateral.

     SECTION 8.7 INTENTIONALLY OMITTED.

     SECTION 8.8 CHANGE IN CONDITION. There occurs any event or a change in the condition or affairs, financial or otherwise, of Borrower which, in the reasonable opinion of Lender, impairs Lender's security or ability of Borrower to discharge its obligations hereunder or which impairs the rights of Lender in such Collateral, PROVIDED, HOWEVER, if the same can reasonably be cured within five (5) days without material harm to Lender, Borrower shall have the right to cure the same within five (5) days after notice from Lender and if cured the same shall not constitute an Event of Default. Without in any way limiting the foregoing, a "Change in Condition" shall be deemed to have occurred upon the occurrence of any of the following: a reduction during any consecutive six month period following the date of this Agreement by more than ten (10%) percent of the amount of Royalties received by Borrower during the six month period prior to the date of this Agreement, or termination of greater than ten (10%) percent of the Franchise Agreements.

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
     SECTION 8.9 ENVIRONMENTAL CLAIMS. At any time Lender determines that any environmental liabilities and costs or environmental lien with respect to Borrower will have a material or adverse effect on the financial condition of Borrower or on the Collateral.

     SECTION 8.10 FAILURE TO NOTIFY. If at any time Borrower fails to provide Lender with notice or copies, if written, of all complaints, orders, citations or notices with respect to environmental, health or safety complaints, within ten (10) days after receipt of any such notices, complaints, orders or citations.

     SECTION 8.11 CHANGE IN MANAGEMENT. Any change in the chief executive officer, the chief financial officer or controlling ownership of Borrower.

     SECTION 8.12 NON-PAYMENT OF DEBTS. Any default after the date of this Agreement by Borrower under any agreement, document or instrument relating to any indebtedness for borrowed money owing to any person other than Lender, or any capitalized lease obligations, contingent indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than Lender, in any case in an amount in excess of $10,000, which default continues for more than the applicable cure period, if any, with respect thereto, or any default by Borrower under any material contract, lease, license or other obligation to any Person other than Lender, which default materially and adversely affects its business or the Collateral or other property which is security for the Obligations and which default continues for more than the applicable cure period, if any, with respect thereto.

     SECTION 8.13 DISSOLUTION; MAINTENANCE OF EXISTENCE. Borrower is dissolved, or the usual business of Borrower ceases or is suspended in any material respect.

     SECTION 8.14 INDICTMENT. The indictment of Borrower under any criminal statute, or commencement of criminal or civil proceedings against Borrower, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any material portion of the property of Borrower.

     SECTION 8.15 ACCELERATION. Upon the occurrence of any of the foregoing Events of Default, the Note will become and be immediately due and payable upon declaration to that effect delivered by Lender to Borrower.

     SECTION 8.16 REMEDIES.

     Upon the occurrence of an Event of Default and so long as same is continuing:

          (a) Lender shall have all rights and remedies provided in this Agreement, any of the other Loan Documents, the UCC or other applicable law, all of which rights and remedies may be exercised without notice to Borrower, all such notices being hereby waived, except such notice as is expressly provided for hereunder or is not waivable under applicable law. All rights and remedies of Lender are cumulative and not exclusive and are enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Lender may determine. Without limiting the foregoing, Lender may (a) accelerate the payment of all Obligations and demand immediate payment thereof to Lender, (b) with or without judicial process or the aid or

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
assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral,
(c) require Borrower, at Borrower's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (d) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (e) extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all Accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations, (f) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, by public or private sales at any exchange, broker's board, any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower, which right or equity of redemption is hereby expressly waived and released by Borrower. If any of the Collateral or other security for the Obligations is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, ten (10) days prior notice by Lender to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required.

          (b) Lender may apply the cash proceeds of Collateral or other security for the Obligations actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of any of the Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower) and in such order as Lender may elect, whether or not then due. Borrower shall remain liable to Lender for the payment on demand of any deficiency together with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

          (c) If Borrower shall default in the performance of any of the provisions of this Agreement or any other Loan Document to which it is a party, Lender may (but without any obligation to do so) perform same for Borrower's account and any monies expended in doing so shall be chargeable with interest to Borrower, repayable by Borrower on demand and added to the Obligations.

          (d) Lender may, at its option, cure any default by Borrower under any agreement with a third party or pay or bond on appeal any judgment entered against Borrower, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in Lender's sole judgment, is necessary or appropriate to preserve, protect, insure, maintain, or realize upon the Collateral. Lender may charge Borrower's loan account for any amounts so expended, such amounts to be repayable by Borrower on demand. Lender shall be under no obligation to effect such cure, payment, bonding or discharge,

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
and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower.

     SECTION 8.17 SET-OFF. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to set-off against any of Borrower's liabilities to Lender any money or other liability owed by Lender or any Affiliate of Lender (and such Affiliate of Lender is hereby authorized to effect such set-off) in any capacity to Borrower, whether or not due, and Lender or such Affiliate shall be deemed to have exercised such right of set-off and to have made a charge against any such money or other liability immediately upon the occurrence of such Event of Default even though the actual book entries may be made at a time subsequent thereto. The right of set-off granted hereunder shall be effective irrespective of whether Lender shall have made demand under or in connection with the Loan. Lender is hereby granted a security interest in all money and property of Borrower being held by it or any Affiliate of Lender, which security interest shall be a first priority perfected security interest in favor of Lender as a result of Lender's or Affiliates of Lender's possession thereof. None of the rights of Lender described in this SECTION 8.17 are intended to diminish or limit in any way Lender's or Affiliates of Lender's common-law set-off rights.

     SECTION 8.18 CUMULATIVE  REMEDIES;  WAIVERS.  No remedy referred to in this
Agreement or the other Loan Documents is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lender at law or in equity. No express or implied waiver by Lender of any default or Event of Default hereunder shall be effective unless in a writing signed by an officer of Lender and shall not in any way be, or be construed to be, a waiver of any future or subsequent default or Event of Default, whether similar in kind or otherwise. The failure, delay or waiver of Lender in exercising any rights granted it hereunder or under the other Loan Documents upon the occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingency or similar contingency and any single or partial exercise of any particular right by Lender shall not exhaust the same or constitute a waiver of any other right provided herein. The Events of Default and remedies set forth herein are not restrictive of and shall be in addition to any and all other rights and remedies of Lender provided for by this Agreement and applicable law.

     SECTION 8.19 COSTS AND EXPENSES. Borrower shall be liable for all costs, charges and expenses, including reasonable attorney's fees and disbursements, incurred by Lender by reason of the occurrence of any Event of Default or the exercise of Lender's remedies with respect thereto, each of which shall be repayable by Borrower on demand with interest, and added to the Obligations.

     SECTION 8.20 NO MARSHALLING. Lender shall be under no obligation whatsoever to proceed first against any of the Collateral or other property which is security for the Obligations before proceeding against any other of the Collateral. It is expressly understood and agreed that all of the Collateral or other property which is security for the Obligations stands as equal security for all Obligations, and that Lender shall have the right to proceed against any or all of the Collateral or other property which is security for the Obligations in any order, or simultaneously, as in its sole and absolute discretion it shall determine. It is further understood and agreed that Lender shall have the right, as it in its sole and absolute discretion shall determine, to sell any or all of the Collateral or other property which is security for the Obligations in any order or simultaneously, as Lender shall determine in its sole and absolute discretion.

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     SECTION 8.21 NO IMPLIED WAIVERS; RIGHTS CUMULATIVE. No delay on the part of
Lender in exercising any right, remedy, power or privilege hereunder or under any of the Loan Documents or provided by statute or at law or in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, remedy, power or privilege or be construed as a waiver of any Event of Default or as an acquiescence therein. No right, remedy, power or privilege conferred on or reserved to Lender hereunder or under any of the Loan Documents or otherwise is intended to be exclusive of any other right, remedy, power or privilege. Each and every right, remedy, power or privilege conferred on or reserved to Lender under this Agreement or under any of the other Loan Documents or otherwise shall be cumulative and in addition to each and every other right, remedy, power or privilege so conferred on or reserved to Lender and may be exercised by Lender at such time or times and in such order and manner as Lender shall (in its sole and complete discretion) deem expedient.

     SECTION 8.22 COLLECTIONS. Borrower is authorized to collect any monetary obligations included in, or proceeds of, the Collateral on behalf of and in trust for Lender, at Borrower's expense, but such authority shall, at Lender's option, automatically terminate upon the occurrence and continuance of an Event of Default. Lender may upon the occurrence of an Event of Default modify or terminate such authority at any time and directly collect the monetary obligations included in the Collateral. Borrower shall, at Borrower's expense and in the manner requested by Lender from time to time, direct that remittances and all other proceeds of Collateral shall be (a) remitted in kind to Lender,
(b) sent to a post office box designated by and/or in the name of Lender, or in the name of Borrower, but as to which access is limited to Lender and/or (c) deposited into a bank account maintained in the name of Lender and/or a blocked bank account under arrangements with the depository bank under which all funds deposited to such blocked bank account are required to be transferred solely to Lender.

     SECTION 8.23 REPAYMENT OF OBLIGATIONS. All Obligations shall be payable at Lender's office set forth below or at a bank or such other place as Lender may expressly designate from time to time for purposes of this Section. Upon the occurrence of an Event of Default, Lender shall apply all proceeds of Collateral received by Lender and all other payments in respect of the Obligations to the Loans whether or not then due or to any other Obligations then due, in whatever order or manner Lender shall determine. For purposes of determining remittances and other payments with respect to the Collateral and Obligations will be treated as credited to the loan account of Borrower maintained by Lender and Collateral balances to which they relate, upon the date that such remittances or other payments have been credited to Lender's account at Lender's bank or in the case of remittances or other payments received directly in kind by Lender, upon the date of Lender's deposit thereof at Lender's bank, subject to final payment and collection. In computing interest charges, the Loan Account of Borrower maintained by Lender will be credited with remittances and other payments on the Business Day that such remittances have been deposited in Lender's account at Lender's Bank.

     SECTION 8.24 NOTIFICATION OF ACCOUNT DEBTORS AND BAILEES OF INVENTORY. Immediately following an Event of Default, Lender may at any time, without notice to or assent of Borrower, notify any party, including any Franchisee, that the Collateral which includes a monetary obligation has been assigned to Lender by Borrower and that payment thereof is to be made to the order of and directly to Lender, and Lender may demand, collect or enforce payment of the Collateral, but without any duty to do so, and Lender shall not be liable for any failure to collect or enforce payment thereof. At any time, Lender may send, or cause to be sent by its designee, requests for verification of Collateral directly to any obligor or any bailee with respect thereto.

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
     SECTION 8.25 LENDER APPOINTED ATTORNEY-IN-FACT. Borrower hereby irrevocably constitutes and appoints Lender, with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in its place and stead and in its name or otherwise, from time to time in Lender's discretion, at Borrower's sole cost and expense, take any and all appropriate action and to execute and deliver any and all documents and instruments which Lender may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limiting the generality of the foregoing, (a) upon the occurance of an Event of Default, to receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof; (b) to execute in the name of Borrower and file against Borrower in favor of Lender, Financing Statements or amendments with respect to the Collateral, or record a copy or an excerpt hereof in the United States Copyright Office or the United States Patent and Trademark Office and (c) to take all other steps as are necessary in the reasonable opinion of Lender under applicable law to perfect the security interests granted herein. In addition to the foregoing, Lender may (d) transmit to account debtors, other obligors or any bailees notice of the interest of Lender in the Collateral or request from account debtors or such other obligors or bailees at any time, in the name of Borrower or Lender or any designee of Lender, information concerning the Collateral and any amounts owing with respect thereto, (e) upon the occurance of an Event of Default, notify account debtors or other obligors to make payment directly to Lender, or notify bailees as to the disposition of Collateral, (f) upon the occurance of an Event of Default, take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (g) upon the occurance of an Event of Default, change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower, (h) upon the occurance of an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations, (i) upon the occurance of an Event of Default, obtain and adjust insurance required pursuant to this Agreement and to pay all or any part of the premiums therefor and the costs thereof, and (j) upon the occurance of an Event of Default, pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral.

     SECTION 8.26 RELEASE OF LENDER. Borrower hereby releases and exculpates Lender, its officers, directors, employees, agents and designees, from any liability arising from any acts under this Agreement or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for gross negligence or willful misconduct as determined by a final and non-appealable order from a court of competent jurisdiction. In no event will Lender have any liability to Borrower for lost profits or other special or consequential damages.

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
     SECTION 8.27 UNIFORM COMMERCIAL CODE. At all times prior and subsequent to an Event of Default hereinafter, Lender shall be entitled to all the rights and remedies of a secured party under the UCC with respect to all Collateral.

     SECTION 8.28 PRESERVATION OF COLLATERAL. At all times prior and subsequent to an Event of Default hereinafter, and after reasonable notice to Borrower, Lender may take any and all action which in its sole and absolute discretion is necessary and proper to preserve its interest in the Collateral, including without limitation the payment of debts of Borrower which might, in Lender's sole and absolute discretion, impair the Collateral or Lender's security interest therein, purchasing insurance on the Collateral, repairing the Collateral, or paying taxes or assessments thereon, and the sums so expended by Lender shall be secured by the Collateral, shall be added to the amount of the Obligations due Lender and shall be payable on demand with interest at the rate set forth in SECTION 1.10 hereof from the date expended by Lender until repaid by Borrower.

     SECTION 8.29 LENDER'S RIGHT TO CURE. In the event Borrower shall fail to perform any of its Obligations hereunder or under any of the Loan Documents, and after the occurrence and continuance of an Event of Default, Lender, in addition to all of its rights and remedies hereunder, may perform the same, but shall not be obligated to do so, at the cost and expense of Borrower. In any such event, Borrower shall promptly reimburse Lender together with interest at the rate set forth in Section 3.1 hereof from the date such sums are expended until repaid by Borrower.

     SECTION 8.30 INSPECTION OF COLLATERAL. From time to time as reasonably requested by Lender, at the sole expense of Borrower, Lender or its designee shall have access, prior to an Event of Default during normal business hours and on or after an Event of Default at any time, to all of the premises where Collateral is located for the purposes of inspecting, disposing and realizing upon the Collateral, and all Borrower's books and records, and Borrower shall permit Lender or its designee to make such copies of such books and records or extracts therefrom as Lender may request. Without expense to Lender, upon the occurance of an Event of Default, Lender may use such of Borrower's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of Accounts and realization on other Collateral as Lender, in its sole discretion, deems appropriate. Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender at Borrower's expense all financial information, books and records, work papers, management reports and other information in their possession regarding Borrower.

                                   ARTICLE 9
                          SPECIAL BANKRUPTCY PROVISIONS

     SECTION 9.1 POST-PETITION SECURITY. From and after the Filing Date, the liens granted to and held by Lender with respect to the Collateral will be and are post-petition liens, entitled to first priority as set forth in the Bankruptcy Court Order, subject only to the Permitted Liens and the Carve-Out. Lender will be entitled to the protections and priorities provided under Section 507(b) of the Bankruptcy Code if its interests in the Collateral are not adequately protected from and after the commencement of the Bankruptcy Case. The post-petition liens granted under Section 364 of the Bankruptcy Code and the protections and priorities provided to Lender under Bankruptcy Code Section

507(b) are subject to the payment of allowed professional fees and disbursements incurred by Borrower, including, without limitation, attorneys' fees and costs, and by any statutory committee, trustee, examiner or other representative appointed in the Bankruptcy Case in an aggregate amount not to exceed $150,000.00 prior to the filing of the Approved Plan and an additional $150,000 subsequent to the filing of the Approved Plan, provided, an additional aggregate amount not to exceed $20,000 may be paid for a Creditor's Committee (the "Carve-Out"). Lender hereby consents to entry of an order providing for professional fees to be paid on a monthly basis.

     SECTION 9.2 LIENS PERFECTED WITHOUT FILING OR RECORDING. Upon entry of the Bankruptcy Court Order, the post-petition liens and encumbrances granted to Lender on the Collateral by virtue of the Bankruptcy Court Order and this Agreement will be first and prior, and valid and perfected as against all third parties (except for Permitted Liens), without regard to applicable federal, state or local filing or recording statutes, NUNC PRO TUNC as of the Approval Date, and without further action of any party, including Lender; PROVIDED, that Lender may, but need not, take such steps as it deems desirable and applicable to comply with such statutes, and all financing statements which are filed listing Borrower as debtor and Lender as secured party, all mortgages or similar instruments which are filed granting to Lender liens upon and security interests in Collateral will be deemed to have been filed and the security interest and liens evidenced thereby will be deemed perfected NUNC PRO TUNC as of the Approval Date.

     SECTION 9.3 EXTENSION OF POST-PETITION CREDIT AND OTHER REMEDIES OF LENDER. The agreement of Lender to provide post-petition financing to Borrower will be subject to the following exceptions:

          (a) The agreement to provide post-petition financing will not prohibit Lender from moving in the Bankruptcy Court for any other and further relief which: (i) Lender believes in good faith to be reasonably and immediately necessary to protect its rights with respect to the Collateral (including, without limitation, a request for the Debtor to abandon any part of the Collateral); and as to which (ii) Lender also believes reasonably and in good faith that the Bankruptcy Court Order is not sufficient to protect the rights of Lender with respect to the Collateral under the circumstances existing when Lender requests such other and further relief; and

          (b) From and after the termination of this Agreement, Lender will have no obligation to provide financing to or on behalf of Borrower or its bankruptcy estate; and there will be no restriction of any kind against the exercise by Lender of its rights and remedies under the Loan Documents, including but not limited to, the right of Lender to exercise all of its remedies with respect to the Collateral so long as such exercise is consistent with the terms of this Agreement.

     SECTION 9.4 PLAN OF REORGANIZATION. Borrower will not file or propose, and will object to (and will not thereafter withdraw or modify such objection to), any Plan of Reorganization (including, but not limited to, any amendment or modification of a Plan of Reorganization, whether before or after confirmation)
(i) which does not incorporate all of the terms of the Bankruptcy Court Order and this Agreement that pertain to the treatment of the secured claim of Lender and the preservation of Lender's rights in the Collateral, (ii) which does not provide for payment and performance in full of all of the Obligations upon confirmation of the Plan of Reorganization, (iii) that would allow any Person to improve its lien priority VIS A VIS Lender with respect to the Collateral, (iv) which does not provide for Lender (if Lender so elects) to purchase the assets of Borrower upon terms and conditions reasonably satisfactory to Lender, or (v) which does not otherwise meet all of the requirements of an Approved Plan. Nothing in this Agreement will be construed as a consent by Lender, or an approval by Lender of, the terms of any Plan of Reorganization or any amendment or modification thereto.

                                   ARTICLE 10
                                  MISCELLANEOUS

     SECTION 10.1 ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other Loan Documents constitute the full and entire understanding and agreement among the parties with regard to their subject matter and supersede all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Agreement nor any waiver of any provision thereof will be made except in writing executed by the party against whom enforcement is sought.

     SECTION 10.2 NO WAIVER; CUMULATIVE RIGHTS. No waiver by any party hereto of any one or more defaults by the other party in the performance of any of the provisions of this Agreement will operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy preclude or require any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law, in equity or otherwise.

     SECTION 10.3 NOTICES. Any notice or other communication required or permitted hereunder will be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by telecopier (with a confirming copy sent by regular mail), or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice hereunder:

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
          (a)  If to Lender, at:

               R1 Franchise Systems L.L.C.
               Attn: Michael J. Reagan, Esq.
               7730 E. Greenway Road, Suite 104
               Scottsdale, Arizona  85260

               With Copy to:

               KAYE SCHOLER LLP
               Attn: Albert Fenster, Esq. and
               Benjamin Mintz, Esq.
               425 Park Avenue
               New York, New York  10022

          (b)  If to Borrower, at:

               Ranch * 1, Inc.
               Attn: Raymond DioGuardi
               567 7th Avenue, 3rd Floor
               New York, New York  10018

               with a copy to:

               Buchanan Ingersoll
               Attn: Louis DeLucia, Esq.
               650 College Road East
               Princeton, New Jersey  08540

     If mailed, notice will be deemed to be given five (5) days after being sent, if sent by personal delivery or telecopier, notice will be deemed to be given when delivered, and if sent by prepaid courier, notice will be deemed to be given on the next Business Day following deposit with the courier.

     SECTION 10.4 SEVERABILITY. If any term, covenant or condition of this Agreement, or the application of such term, covenant or condition to any party or circumstance will be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition will be valid and enforced to the fullest extent permitted by law, or, at Lender's sole option, this Agreement shall be deemed terminated. Upon determination that any such term is invalid, illegal or unenforceable, and if Lender does not chose to treat the Agreement as terminated, the parties hereto will amend this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.

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
     SECTION 10.5 SUCCESSORS AND ASSIGNS. This Agreement, the Note, and the other Loan Documents will be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns. Notwithstanding the foregoing, Borrower may not assign any of its rights or delegate any of its Obligations hereunder without the prior written consent of Lender, which may be withheld in its sole discretion. Lender may sell, assign, transfer, or participate any or all of its rights or obligations hereunder without notice to or consent of Borrower.

     SECTION 10.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one instrument. Signatures transmitted by facsimile shall bind the parties signing.

     SECTION 10.7 INTERPRETATION. No provision of this Agreement or any other Loan Document will be interpreted or construed against any party because that party or its legal representative drafted that provision. The titles of the paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Any pronoun used in this Agreement will be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words "herein," "hereof," and "hereunder" will be deemed to refer to this entire Agreement, except as the context otherwise requires.

     SECTION 10.8 SURVIVAL OF TERMS. All covenants, agreements, representations and warranties made in this Agreement, any other Loan Document, and in any certificates and other instruments delivered in connection therewith will be considered to have been relied upon by Lender and will survive the making by Lender of the Loan herein contemplated and the execution and delivery to Lender of the Notes, and will continue in full force and effect until all liabilities and Obligations of Borrower to Lender are satisfied in full.

     SECTION 10.9 RELEASE OF LENDER. Borrower release Lender, its parents, subsidiaries, officers, employees, and agents, of and from any claims for loss or damage resulting from acts or conduct of any or all of them, unless caused by Lender's gross negligence or willful misconduct.

     SECTION 10.10 TIME. Whenever Borrower are required to make any payment or perform any act on a Saturday, Sunday, or a legal holiday under the laws of the State of Arizona (or other jurisdiction where Borrower are required to make the payment or perform the act), the payment may be made or the act performed on the next Business Day. Time is of the essence in Borrower's performance under this Agreement and all other Loan Documents.

     SECTION 10.11 COMMISSIONS. The transaction contemplated by this Agreement was brought about by Lender and Borrower acting as principals and without any brokers, agents, or finders being the effective procuring cause. Borrower represent that they have not committed Lender to the payment of any brokerage fee, commission, or charge in connection with this transaction. If any such claim is made on Lender by any broker, finder, or agent or other person, Borrower will indemnify, defend, and hold Lender harmless from and against the claim and will defend any action to recover on that claim, at Borrower's cost and expense, including Lender's counsel fees. Borrower further agrees that until any such claim or demand is adjudicated in Lender's favor, the amount demanded will be deemed a liability of Borrower under this Agreement, secured by the Collateral.

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
     SECTION 10.12 THIRD PARTIES. No rights are intended to be created hereunder or under any other Loan Document for the benefit of any third party donee, creditor, or incidental beneficiary of Borrower. Nothing contained in this Agreement will be construed as a delegation to Lender of Borrower's duty of performance, including without limitation Borrower's duties under any account or contract in which Lender has a security interest.

     SECTION 10.13 DISCHARGE OF BORROWER'S OBLIGATIONS. Lender, in its sole discretion, will have the right at any time, and from time to time, without prior notice to Borrower if Borrower fails to do so, to: (i) obtain insurance covering any of the Collateral as required hereunder; (ii) pay for the performance of any of Borrower's obligations hereunder; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Borrower are in good faith with due diligence by appropriate proceedings contesting those items; and
(iv) pay for the maintenance and preservation of any of the Collateral. Expenses and advances will be added to the Loan, until reimbursed to Lender and will be secured by the Collateral. Any such payments and advances by Lender will not be construed as a waiver by Lender of an Event of Default.

     SECTION 10.14 INFORMATION TO PARTICIPANTS. Lender may divulge to any participant it may obtain in the Loan, or any portion thereof, all information, and furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any other Loan Document.

     SECTION 10.15 CHOICE OF LAW. THE VALIDITY OF THIS AGREEMENT AND ALL OTHER DOCUMENTS EXECUTED AND DELIVERED HEREWITH, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA (INCLUDING THE BANKRUPTCY CODE), IT BEING THE INTENT OF THE PARTIES THAT FEDERAL LAW SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO WITHOUT REGARD TO THE APPLICATION OF ANY PROVISION OF STATE LAW. TO THE EXTENT THAT FEDERAL LAW WOULD APPLY THE LAW OF ANY STATE AS THE FEDERAL RULE FOR THE PURPOSES OF THIS AGREEMENT, THE PARTIES AGREE THAT THE LAWS OF THE STATE OF ARIZONA SHALL BE USED TO SUPPLEMENT APPLICABLE FEDERAL LAW.

     THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE BANKRUPTCY COURT. BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10.15.

     BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT

CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     SECTION 10.16 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court and each party agrees that any action, suit or proceeding shall be brought only in the Bankruptcy Court which shall be the exclusive and only proper forum for adjudicating any action, suit or proceeding.

     SECTION 10.17 INTENTIONALLY OMITTED.

     SECTION 10.18 LOCK BOX. If requested by Lender at any time, Borrower will consent to setting up a lock box into which all money thereafter paid to Borrower (from Account Debtors, Franchisees, obligors under the Sales Documents, or otherwise), will be deposited; and, in such event, Borrower will immediately instruct all applicable obligors to thereafter send their payments directly to the lock box.

     SECTION 10.19 WAIVER.

          (a) Borrower waives presentment, demand, protest and notices of protest, nonpayment, partial payment and all other notices and formalities except as expressly called for in this Agreement. Borrower consents to and waives notice of: (i) the granting of indulgences or extensions of time of payment, (ii) the taking or releasing of security, and (iii) the addition or release of persons who may be or become primarily or secondarily liable for the Loan or any other indebtedness arising in connection with the Loan, or any part thereof, and all in such manner and at such time as Lender may deem advisable.

          (b) No delay or omission by Lender in exercising any right, power or remedy hereunder, and no indulgence given to Borrower, with respect to any term, condition or provision set forth herein, shall impair any right, power or remedy of Lender under this Agreement, or be construed as a waiver by Lender of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Agreement. Any actual waiver by Lender of any Event of Default shall not be a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to Borrower demanding strict performance.

     SECTION 10.20 JOINT AND SEVERAL LIABILITY. The liability of each entity signing this Agreement and all other Loan Documents as Borrower shall be joint and several, and each entity shall be fully liable to Lender for the performance of all obligations of Borrower hereunder and under the other Loan Documents.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                   LENDER:

                                   R1 FRANCHISE SYSTEMS L.L.C.,
                                   an Arizona limited liability company


                                   By: /s/ David Guarino
                                       -----------------------------------------
                                   Name: David Guarino
                                   Title: VP-CFO of its Sole Member


                                   BORROWER:

                                   RANCH* 1, INC., a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1, GROUP, INC., a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 METRO, INC., a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO

                                   RANCH* 1 PEARL, INC., a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 OF AMERICA, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 DOWNTOWN, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 EIGHTH AVENUE, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 OF BROADWAY, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 ON 34TH STREET, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 FASHION, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO

                                   RANCH* 1 METRO TECH, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 52ND, INC., a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 PALISADES, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 0135, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 0202, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 0117, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 0125, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO

                                   RANCH* 1 NUMBER 0112, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 0113, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 0128, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 0150, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 1701, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 0207, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 0118, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO

                                   RANCH* 1 NUMBER 0137, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   RANCH* 1 NUMBER 1904, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   OME, INC., a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   DOME ENTERPRISES, INC.,
                                   a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   MORGRHO, INC., a New York corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO


                                   FRANCHISE CONCEPTS GROUP, INC.,
                                   a Delaware corporation


                                   By: /s/ Raymond DioGuardi
                                       -----------------------------------------
                                   Name: Raymond DioGuardi
                                   Title: President and CFO

                                    EXHIBIT A
                                      NOTE

                                    EXHIBIT B
                            DIP LOAN FUNDING SCHEDULE

                                  SCHEDULE 4.22
          LIST OF FRANCHISE AGREEMENTS AND AREA DEVELOPMENT AGREEMENTS

                                  SCHEDULE 4.23
                                 LIST OF LEASES

                                  SCHEDULE 4.17
                       LOCATIONS OF OPERATIONS OF BORROWER

                                  SCHEDULE 1.39
                                 PERMITTED LIENS

                                  SCHEDULE 1.2
            LIST OF BORROWER AND BANKRUPTCY FILINGS AND CASE NUMBERS

                                SCHEDULE 3.1 (G)
           PROMISSORY NOTES, SECURITY AGREEMENTS AND RELATED DOCUMENTS
                          EXECUTED IN FAVOR OF BORROWER

                                  SCHEDULE 4.14
           TAXES NOT PAID AND TAX RETURNS NOT FILED (TOGETHER WITH AN
                           ESTIMATE OF THE AMOUNT DUE)